UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 05, 2026

OFS Capital Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-00813	46-1339639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Adams Street Suite 1850
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 847 734-2000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	OFS	Nasdaq Global Select Market
4.95% Notes due 2028	OFSSH	Nasdaq Global Select Market
7.50% Notes due 2028	OFSSO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On October 5, 2026, OFS SBIC I, LP (“SBIC I LP”), a wholly owned subsidiary of OFS Capital Corporation (the “Company”), admitted a third-party investor (the “New Investor”) as a limited partner, which acquired 56.62% of the limited partnership interests of SBIC I LP in such transaction (the “Transaction”).

SBIC I LP holds 400 Class A shares of Pfanstiehl Holdings, Inc., a global manufacturer of high-purity pharmaceutical ingredients, which represented approximately 84.0% of the Company’s net assets and approximately 31.8% of the Company’s total investments at fair value, in each case as of June 30, 2026.

The New Investor acquired its limited partnership interests in exchange for $52,279,500 paid to SBIC I LP, the entirety of which was distributed to the Company. The Company intends to use proceeds from the Transaction, net of fees, expenses and other transaction-related costs, to fund investments in debt and equity securities in accordance with the Company’s investment objectives and for other general corporate purposes.

OFS SBIC I GP, LLC, a wholly-owned subsidiary of the Company (“SBIC I GP”), remains the general partner of SBIC I LP. In such capacity, SBIC I GP retains control of SBIC I LP following the Transaction, including sole and exclusive authority to manage, direct and control the business, operations, investments, affairs and policies of SBIC I LP, and no other person, including the New Investor, possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of SBIC I LP.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains statements regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, including, but not limited to, statements relating to the use of proceeds from the Transaction and other factors may constitute forward-looking statements for purposes of the safe harbor protection under applicable securities laws. Forward-looking statements can be identified by terminology such as “expects”, “intends”, “will” or similar terms, variations of such terms or the negative of those terms. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, including those risks, uncertainties and factors referred to in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (the “SEC”) under the section “Risk Factors,” as well as other documents that may be filed by the Company from time to time with the SEC. As a result of such risks, uncertainties and factors, actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this Current Report on Form 8-K as of this date and assumes no obligations to update the information included in this Current Report on Form 8-K or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFS CAPITAL CORPORATION

Date:	October 6, 2026	By:	/s/ Bilal Rashid
Bilal Rashid
Chief Executive Officer